UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Earliest Event Reported: February 6, 2004
                           Commission File No. 1-8968



                         ANADARKO PETROLEUM CORPORATION
            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000

        Incorporated in the                    Employer Identification

         State of Delaware                          No. 76-0146568


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Item 7c.  Exhibits

99 Anadarko Press Release, dated February 6, 2004 - Anadarko Announces Details of 2004 Capital Spending Plan

Item 9.  Regulation FD Disclosure

On February 6, 2004, Anadarko announced details of its 2004 capital spending plan. This information is contained in the press release included in this report as Exhibit 99.


The information in this report (including the exhibits hereto) is being furnished, not filed, pursuant to Item 9 of Form 8-K. Accordingly, the information included in Item 9 of this report will not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

                             ANADARKO PETROLEUM CORPORATION
                                    (Registrant)

February 6, 2004             By: /s/ Diane L. Dickey
                                 _______________________________________________
                                 Diane L. Dickey - Vice President and Controller